THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (COLLECTIVELY "ACT"), OR REGISTERED OR QUALIFIED UNDER ANY APPLICABLE STATE SECURITIES LAWS. NO TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF THIS WARRANT MAY BE MADE EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, OR (B) IF THE COMPANY HAS BEEN FURNISHED WITH A SATISFACTORY OPINION OF COUNSEL FOR HOLDER THAT SUCH TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION IS EXEMPT FROM THE PROVISIONS OF REGISTRATION REQUIREMENTS OF THE ACT, AND FROM ANY REGISTRATION OR QUALIFICATION REQUIREMENTS OF ALL APPLICABLE STATE SECURITIES LAWS.



                         LASER-PACIFIC MEDIA CORPORATION

                       WARRANT TO PURCHASE 250,000 SHARES
                             OF THE COMMON STOCK OF
                         LASER-PACIFIC MEDIA CORPORATION

                              Dated: July ___, 1997



     THIS CERTIFIES THAT, for value received, 35 LAKE AVENUE, a California limited partnership ("Holder"), is entitled to subscribe for and purchase, subject to the provisions of this Warrant, from LASER-PACIFIC MEDIA CORPORATION, a Delaware corporation (the "Company"), 250,000 (subject to adjustment pursuant to Section 4 hereof) fully paid and non-assessable shares of the Common Stock of the Company ("Warrant Shares") at the price of One Dollar ($1.00) per Share (such price and such other price as shall result, from time to time, from the adjustments specified in Section 4 hereof herein referred to as the "Warrant Price"), subject to the provisions and upon the terms and conditions hereinafter set forth. As used herein, (a) the term "Common Stock" shall mean the Company's authorized common stock, and any stock into or for which such Common Stock may hereafter be converted or exchanged, (b) the term "Grant Date" shall mean the date first above written, and (c) the term "Other Warrants" shall mean any warrant issued upon transfer or partial exercise of this Warrant. The term "Warrant" as used herein shall be deemed to include Other Warrants unless the context clearly requires otherwise.

     1. Term. The purchase right represented by this Warrant is exercisable, in whole or in part, at any time and from time to time up to and terminating on a date two (2) years from the date of the Grant Date ("Expiration Date").

     2. Method of Exercise; Payment; Issuance of New Warrant. Subject to Section 1 hereof, the purchase right represented by this Warrant may be exercised at any time up to the Expiration Date by the Holder, in whole or in part, at the election of the Holder, by the surrender of this Warrant (with the notice of exercise substantially in the form attached hereto as Exhibit "A" duly completed and executed) at the principal office of the Company and by the payment to the Company, by cashier's check or by wire transfer to an account designated by the Company of an amount equal to the then applicable Warrant Price multiplied by the number of Warrant Shares being purchased. The person or persons in whose name(s) any certificate(s) representing shares of Common Stock shall be issuable upon exercise of this Warrant shall be deemed to have become the holder(s) of record of, and shall be treated for all purposes as the record holder(s) of, the shares represented thereby (and such shares shall be deemed to have been issued) immediately prior to the close of business on the date or dates upon which this Warrant is exercised in accordance with the provisions of this Warrant. In the event of any such exercise of the rights represented by this Warrant, certificates for the Warrant Shares so purchased shall be delivered to the holder hereof as soon as possible and in any event within thirty (30) days after such exercise.

     3. Stock Fully Paid; Reservation of Shares. All shares of Common Stock that may be issued upon the exercise of the rights represented by this Warrant shall, upon issuance pursuant to the terms and conditions herein, be fully paid and non-assessable, and free from all liens and charges with respect to the issue thereof. During the period within which the rights represented by this Warrant may be exercised, the Company shall at all times have authorized, and reserved for the purpose of issuance upon exercise of the purchase rights evidenced by this Warrant, a sufficient number of shares of its Common Stock to provide for the exercise of the rights represented by this Warrant.

     4. Adjustment of Exercise Price and Number of Warrant Shares Issuable. The Exercise Price and the number of Warrant Shares issuable upon the exercise of this Warrant are subject to adjustment from time to time upon the occurrence of the events enumerated in this Section 4.

     In the event that the outstanding shares of Common Stock subject to this Warrant are changed into or exchanged for a different number or kind of shares or other securities by reason of merger, consolidation, recapitalization, reclassification, stock split-up, stock dividend or combination of shares, an appropriate and equitable adjustment shall be made in the number and kind of shares as to which this Warrant, or portions hereof then unexercised, shall be exercisable, to the end that after such event the Holder's proportionate interest shall be maintained as immediately before the occurrence of such event. Such adjustment shall be made without change in the total price applicable to this Warrant or the unexercised portion hereof (except for any change in the aggregate price resulting from rounding-off of share quantities or prices) and with any necessary corresponding adjustment in Warrant Price per Warrant Share.

     5. Fractional Shares. No fractional shares of Common Stock shall be issued in connection with any exercise hereunder, but in lieu of such fractional shares the Company shall make a cash payment therefor based on the fair market value of the Common Stock on the date of exercise as reasonably determined in good faith by the Company's Board of Directors.

     6. Deemed Representations and Covenants of Holder.

          (a) By acceptance of this Warrant, Holder represents and warrants to the Company that it is acquiring the Warrant, and shall acquire the Warrant Shares, for investment, for its own account and not with a view towards the resale or distribution thereof.

          (b) By acceptance of this Warrant, Holder hereby agrees that it shall not sell, transfer by any means or otherwise dispose of the Warrant or the Warrant Shares acquired by it without registration under the Securities Act of 1933, as amended, and all applicable regulations promulgated thereunder (the "Federal Act"), and under any applicable state securities laws and all applicable regulations promulgated thereunder ("State Acts"), unless (i) exemptions from registration under the Federal Act and all applicable State Acts are available thereunder, and (ii) Holder has furnished the Company with notice of such proposed transfer and an opinion of Holder's legal counsel, which counsel and opinion is reasonably acceptable to the Company, that such proposed sale or transfer is so exempt.

          (c) By acceptance of this Warrant, Holder acknowledges that:

               (i) Holder must bear the economic risk of the investment proposed herein for an indefinite period of time because the Warrant Shares will not have been registered under the Act and cannot be sold by Holder unless they are registered under the Act or an exemption therefrom is available thereunder.

               (ii) Holder has had both the opportunity to ask questions of and receive answers from the officers and directors of the Company and all persons acting on its behalf concerning the Warrant, the Warrant Shares and the terms and conditions hereof and to obtain any additional information, to the extent the Company possesses or may possess such information or can acquire it without unreasonable effort or expense, necessary for Holder to make the investment in the Company contemplated hereby.

               (iii) The Company shall place stop transfer orders with its transfer agent against the transfer of the Warrant and the Warrant Shares in the absence of registration under the Act or an exemption therefrom thereunder as provided herein.

     7. Rights as Shareholders; Information. No holder of this Warrant, as such, shall be entitled to vote or receive dividends or be deemed the holder of any Warrant Shares or any other securities of the Company which may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon Holder, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to receive notice of meetings, or to receive dividends or subscription rights or otherwise receive any distribution of any nature in respect of any Warrant Shares until this Warrant shall have been exercised and the Warrant Shares purchasable upon the exercise hereof shall have become deliverable, as provided herein.

     8. Modification and Waiver. This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

     9. Notices. All notices and demands, all responses thereto and any other instruments of any kind (collectively "Notices"), which any party may require, or desires, to be provided or served on any party shall be written, dated, state its purpose and the time during which to respond, and served on the respective parties at the addresses set forth on the signature pages hereto or as may otherwise be directed in writing. Service shall be deemed made, and received, if personally, at the time of such service: if by certified or registered mail, within three (3) business days after deposited in the United States mail within the state of California, or within five (5) business days after deposited in the United States mail outside of the state of California, provided postage is prepaid and the Notice is properly addressed; if by courier or overnight service (such as Federal Express, DHL or UPS), at the time the agency confirms delivery; and if by telegraph, telefacsimile or telex, at the time the machine or agency confirms delivery, provided that within two (2) business days thereafter the original thereof shall have been sent by mail (as herein provided) to the party to whom such Notice was directed. All Notices shall be deemed deposited for mail purposes as of the date of its postmark. Refusal of acceptance of any Notice served in accordance herewith shall not affect the service thereof as otherwise provided herein. Each party hereto shall promptly give notice to each other party of any change of its address or number. If such change notice is not served, the notifying party(s) shall be entitled to rely upon the address and numbers herein last provided.

     10. Binding Effect on Successors. This Warrant shall be binding upon Holder and upon any corporation succeeding the Company by merger, consolidation or acquisition of all or substantially all of the Company's assets, and all of the obligations of the Company relating to the Warrant Shares issuable upon the exercise or conversion of this Warrant shall survive the exercise, conversion and termination of this Warrant and all of the covenants and agreements of the Company shall inure to the benefit of all permitted successors and assigns of the Holder. The Company shall, at the time of the exercise or conversion of this Warrant, in whole or in part, upon request of Holder, at the Company's expense, acknowledge in writing its continuing obligation to Holder in respect of any rights (including any right to registration of the Warrant Shares) to which Holder shall continue to be entitled after such exercise or conversion in accordance with this Warrant; provided, that the failure of Holder to make any such request shall not affect the continuing obligation of the Company to Holder in respect of such rights.

     11. Lost Warrants or Stock Certificates. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company, or in the case of any such mutilation upon surrender and cancellation of this Warrant, the Company shall make and deliver a replacement Warrant in lieu of the lost, stolen, destroyed or mutilated Warrant.

     12. Descriptive Headings. The descriptive headings of the several paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. The language in this Warrant shall be construed as to its fair meaning without regard to which party drafted this Warrant.

     13. Governing Law. This Warrant shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of California, except as preempted or otherwise controlled by any applicable Federal Law in which case such Federal Law shall apply.

     14. Jurisdiction and Venue. The parties agree that any disputes concerning this Warrant shall be litigated, whether by a court or by arbitration, only within the County of Los Angeles, California, which the parties agree for jurisdictional purposes is the place where this Warrant has been entered into and where it will be substantially performed. In the event any party institutes any legal action to collect or otherwise enforce any provision of this Warrant, the prevailing party shall be entitled to reasonable attorney fees and costs.

     15. Entire Agreement; Modification. This Warrant together with the Company's Short-Term Installment (Fixed Rate) Line of Credit Note issued to Holder concurrently herewith, and all exhibits, schedules or other attachments thereto (collectively, "Documents"), is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. This Warrant, together with the other Documents, supersedes all prior agreements and understandings between the parties with respect to such subject matter and shall constitute the final and binding agreement of the parties with respect to such subject matter, except as otherwise explicitly provided herein. It is the intent of the parties that this Warrant and the Warrant Shares fully comply with all applicable laws. To the extent that this Warrant or any Warrant Shares do not comply, the Company shall be entitled to modify this Warrant and the Warrant Shares in order that the same complies with such applicable laws and Holder shall comply therewith.

                                    LASER-PACIFIC MEDIA CORPORATION,
                                    a Delaware corporation



                                    By:____________________________________

                                    Its:_____________________________

                                    809 North Cahuenga Avenue
                                    Los Angeles, CA  90038

                                    EXHIBIT A

                               NOTICE OF EXERCISE


To: Laser-Pacific Media Corporation

     1. The undersigned hereby elects to purchase ______ (____) shares of Common Stock of Laser-Pacific Media Corporation pursuant to the terms of the attached Warrant dated ___________, 1997, and tenders herewith payment of the purchase price of such shares in full.

     2. Please issue a certificate or certificates representing said shares in the name of the undersigned or in such other name or names as are specified below:
Print Name:_________________________________
Undersigned Status (check one as appropriate):
         (    )   A married person
         (    )   Husband and wife as community property
         (    )   As sole and separate person
         (    )   As tenants-in-common
         (    )   As joint tenants with rights of survivorship
         (    )   a general partnership established and maintained in good
                  standing upon the laws of _______________________________.
         (    )   a limited partnership established and maintained in good
                  standing upon the laws of____________________________ with
                  _______________, a __________________ as the general partner.
         (    )   a limited liability company  established and maintained in good standing upon the laws of _________________________ with
                  ___________________, a ______________________ as the manager.
         (    )   a corporation established and maintained in good standing upon the laws of _______________________________.
         (    )   a trust established and maintained in good standing upon the laws of ________________________ with _____________________, a _________________________ as trustee.
         (    )   a _____________________________________ established and
                  maintained in good standing upon the laws of ________________.

Print Address:___________________________________________
              ___________________________________________
Phone No:         (___)_______________
Fax No:           (___)_______________

     3. The undersigned represents that the aforesaid shares are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares, except as in compliance with applicable securities laws.

Execution Date:_____________, 199__
By:               ___________________________________________
Print Name:       ___________________________________________
Print Title:      ___________________________________________
Print Address:    ___________________________________________
                  ___________________________________________
Phone No:         (___)_______________
Fax No:  (___)_______________
Social Security or Federal Tax I.D. No.___________________